SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    Form 8-K


                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




                                February 19, 2003
               --------------------------------------------------
               (Date of Report - Date of earliest event reported)





                             KERR-McGEE CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                    1-16619                   73-1612389
      ----------------        ------------------------    --------------------
         (State of            (Commission File Number)        (IRS Employer
      Incorporation)                                       Identification No.)


              Kerr-McGee Center
          Oklahoma City, Oklahoma                             73125
   ----------------------------------------                 ----------
   (Address of principal executive offices)                 (Zip Code)



                                 (405) 270-1313
                         -------------------------------
                         (Registrant's telephone number)




Item 9.   Regulation FD Disclosure
               On February 19, 2003, Kerr-McGee Corporation will hold a security analyst meeting to discuss its financial and operating outlook for 2003. During the meeting, the company will discuss certain expectations for oil and natural gas production volumes for the year 2003. A table providing the projection ranges of 2003 average daily oil and natural gas production is furnished below.


                                                             Kerr-McGee Corp.
                                                Projected Daily Average Production Volumes
As of February 2003
                                                                        2003 Production Forecast
                               -----------------------------------------------------------------------------------------------------
                                      1-Qtr                2-Qtr                 3-Qtr                 4-Qtr            Year
                               -------------------- --------------------- --------------------- -----------------  -----------------
Crude Oil
(BOPD)
    Onshore                       20,500 -  22,000     19,000 -   21,000     18,000 - 20,000     18,000 - 19,500     18,900 - 20,600
    Offshore                      54,000 -  58,000     52,000 -   57,500     51,000 - 56,000     49,000 - 54,000     51,500 - 56,400
                                  ------    ------     ------     ------     ------   ------     ------   ------     ------   ------
      U.S.                        74,500 -  80,000     71,000 -   78,500     69,000 - 76,000     67,000 - 73,500     70,400 - 77,000
                                  ------    ------     ------     ------     ------   ------     ------   ------     ------   ------

    North Sea                     73,000 -  81,000     63,000 -   70,000     68,000 - 75,500     64,000 - 71,000     67,000 - 74,400
                                  ------    ------     ------     ------     ------   ------     ------   ------     ------   ------

    Other International            3,000 -   4,000      3,000 -    4,000      3,000 -  4,000      3,000 -  4,000      3,000 -  4,000
                                   -----     -----      -----      -----      -----    -----      -----    -----      -----    -----

      Total                      150,500 - 165,000    137,000 -  152,500    140,000 -155,500    134,000 - 148,500   140,400 -155,400
                                 =======   =======    =======    =======    =======  =======    =======   =======   =======  =======


Natural Gas
(MMCF/D)                               1-Qtr                 2-Qtr               3-Qtr              4-Qtr                Year
                                ------------------- -------------------- -------------------- -------------------- -----------------
    Onshore                          365 -  400           350 -   390         335 -   375         330 -   370         345 -   384
    Offshore                         265 -  290           250 -   280         245 -   275         245 -   275         251 -   280
                                     ---    ---           ---     ---         ---     ---         ---     ---         ---     ---
      U.S.                           630 -  690           600 -   670         580 -   650         575 -   645         596 -   664
                                     ---    ---           ---     ---         ---     ---         ---     ---         ---     ---

    North Sea                         95 -  110            85 -   100          90 -   105          95 -   110          91 -   106
                                      --    ---            --     ---          --     ---          --     ---          --     ---

    Other International                0 -   0              0 -    0            0 -    0            0 -    0            0 -    0
                                      --    --             --     --           --     --           --     --           --     --

      Total                          725 -  800           685 -   770         670 -   755         670 -   755         687 -   770
                                     ===    ===           ===     ===         ===     ===         ===     ===         ===     ===


BOE/D                            271,300 - 298,300     251,200 - 280,800   251,700 - 281,300   245,700 - 274,300   254,900 - 283,700
                                 =======   =======     =======   =======   =======   =======   =======   =======   =======   =======


        ** Cautionary Statement Concerning Forward-Looking Statements **

     The information contained in this table regarding Kerr-McGee's projected production volume forecasts are only estimated projections that may or may not occur in the future, and constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Future results and developments set forth in this statement may be affected by numerous uncertainties, factors and risks, such as but not limited to the accuracy of the assumptions that underlie the statement, the success of the oil and gas exploration and production program, drilling risks, market value of oil and gas, uncertainties in interpreting engineering data, general economic conditions and other factors and risks discussed in Kerr-McGee's SEC filings. Actual results and developments may differ materially from those expressed or implied in this statement. Therefore, the information contained in this statement may not be accurate. Kerr-McGee does not undertake to update, revise or correct any of the forward-looking information.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 KERR-MCGEE CORPORATION


                                             By: (John M. Rauh)
                                                 ------------------------------
                                                 John M. Rauh
                                                 Vice President and Controller

Dated: February 19, 2003